ACCOUNTS AND OTHER RECEIVABLE, NET	12 Months Ended
Dec. 31, 2019
Subclassifications of assets, liabilities and equities [abstract]
ACCOUNTS AND OTHER RECEIVABLE, NET
ACCOUNTS AND OTHER RECEIVABLE, NET

(US$ MILLIONS)	2019	2018
Current, net	$4,808	$4,307
Non-current, net
Accounts receivable	40	37
Retainer on customer contracts	102	103
Billing rights	681	713
Total non-current, net	$823	$853
Total (1)	$5,631	$5,160

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(1)	Refer to Note 17 for additional information.
Non-current billing rights primarily represent unbilled rights arising at BRK Ambiental from revenue earned from the construction on public concessions contracts classified as financial assets, which are recognized when there is an unconditional right to receive cash or other financial assets from the concession authority for the construction services.
Our construction services business has a retention balance, which is comprised of amounts that have been earned but held back until the satisfaction of certain conditions specified in the contract are met. The retention balance included in the current accounts receivable balance as at December 31, 2019 was $163 million (2018: $164 million), and the retention balance included in the non-current accounts receivable balance as at December 31, 2019 was $102 million (2018: $93 million).
The amount of accounts and other receivables written down for bad debts was as follows:

(US$ MILLIONS)	2019	2018	2017
Loss allowance - beginning	$45	$40	$7
Add: increase in allowance	53	22	39
Deduct: bad debt write offs	(23)	(10)	(6)
Foreign currency translation	11	(7)	—
Loss allowance - ending	$86	$45	$40